GRIFFIN CAPITAL ESSENTIAL ASSET REIT, INC. TIME-BASED RESTRICTED STOCK UNIT AGREEMENT This Restricted Stock Unit Agreement (this “Agreement”) is made by and between Griffin Capital Essential Asset REIT, Inc., a Maryland corporation (the “Company”), and _______________ (the “Participant”). WHEREAS, the Company maintains a long-term incentive plan named Griffin Capital Essential Asset REIT, Inc. Amended and Restated Employee and Director Long-Term Incentive Plan (the “Plan”); WHEREAS, the Plan allows the grant of Awards to full-time employees of the Company; WHEREAS, the compensation committee (the “Committee”) of the board of directors of the Company (the “Board”) has designated employees of Griffin Capital Real Estate Company, LLC (“GRECO”), a Delaware limited liability company and wholly-owned subsidiary of Griffin Capital Essential Asset Operating Partnership, L.P., the operating partnership of the Company and owner of 100% of the equity interests of GRECO (the “Operating Partnership”), as employees of the Company for purposes of the Plan and has otherwise determined that such employees of GRECO are eligible persons under the Plan; WHEREAS, the Committee has determined that GRECO is an Affiliate under the Plan; WHEREAS, the Participant is a full-time employee of GRECO; WHEREAS, Section 10 of the Plan provides for the issuance of restricted stock units (“RSUs”) to eligible persons; and WHEREAS, the Committee has determined that it would be to the advantage and in the best interest of the Company and its Affiliates to cause RSUs to be issued to the Participant under the Plan, subject to the terms and conditions set forth herein (the “Award”). NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows: 1. Issuance of RSUs. The Participant shall be granted, by the Company, a total of _____ RSUs, granted as of January 22, 2021 (the “Grant Date”), subject to the terms and conditions, rights, voting powers, restrictions and limitations set forth herein and in the Plan. 2. Definitions. For purposes of this Agreement, the following terms shall have the meanings set forth below. All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Plan. (a) “Cause” means “Cause” as defined in the Employment Agreement. (b) “Change in Control” means a “change in control event” with respect to either GRECO or the Company, or both of them, within the meaning of Section 409A of the Code. (c) “Code” means the Internal Revenue Code of 1986, as amended.

(d) “Disability” means “Disability” as defined in the Employment Agreement. (e) “Employment Agreement” means that certain employment agreement between the Company, GRECO, the Operating Partnership, and the Participant dated __________ [ ], 20__, as in effect on the date hereof. (f) “Good Reason” means “Good Reason” as defined in the Employment Agreement. (g) “Person” means “Person” as defined in Section 3(a)(9) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its Subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company. (h) “Qualifying Termination” means a termination of the Participant’s employment and service with GRECO and its Subsidiaries (or any successors thereto) by reason of (i) the Participant’s death, (ii) a termination due to the Participant’s Disability, (iii) an involuntary termination by the Company, GRECO or any of their Subsidiaries other than for Cause, or (iv) a voluntary termination by the Participant for Good Reason. (i) “RSUs” means an Award issued under the Plan which entitles the holder, upon satisfaction of the vesting and other conditions set forth in the applicable award agreement and Plan, to be issued Shares. (j) “Share” means one share of common stock of the Company. (k) “Subsidiary” means with respect to any Person, any entity in which it owns, directly or indirectly, the majority of the equity. 3. Plan Governs; Stockholder Rights; Transfer Restrictions. (a) The RSUs are subject to the terms of the Plan and this Agreement. (b) The Participant shall be entitled to a Distribution Equivalent Right with respect to this Award in the event that a dividend, distribution or liquidation payment is paid with respect to Shares of the Company on or after January 1, 2021, provided that the record date for such dividend, distribution or liquidation payment occurs on or after January 1, 2021 and the Participant has not forfeited the corresponding RSU prior to the payment date thereof. Such Distribution Equivalent Right (i) shall equal the total number of Shares underlying the Participant’s Award, multiplied by the amount of such dividend, distribution or liquidation payment, (ii) shall be in the same form as the applicable dividend, distribution or liquidation payment, and (iii) shall be paid to the Participant within thirty (30) days following the date such dividend, distribution or liquidation payment is paid to the Company’s stockholders or, if such dividend, distribution or liquidation payment was paid to the Company’s stockholders prior to the Grant Date, payment shall occur within thirty (30) days following the Grant Date. Except as provided above, the Award shall not confer upon the Participant any rights as a stockholder of the Company unless and until such issued Shares are reflected as issued and outstanding on the Company’s stock ledger.

(c) Without the consent of the Committee (which it may give or withhold in its sole discretion), the Participant shall not sell, pledge, assign, hypothecate, transfer, or otherwise dispose of (collectively, “Transfer”) any unvested RSUs or any portion of the Award attributable to such unvested RSUs (or any securities into which such unvested RSUs are converted or exchanged), other than by will, pursuant to the laws of descent and distribution or to a “family member” within the meaning of the Securities Act (the “Transfer Restrictions”); provided, however, that the Transfer Restrictions shall not apply to any Transfer of unvested RSUs or the Award to the Company. Any permitted transferee of the Award or RSUs shall take such Award or RSUs subject to the terms of the Plan and this Agreement. Any such permitted transferee must, upon the request of the Company, agree to such waivers, limitations, and restrictions as the Company may reasonably require. Any Transfer of the Award or RSUs which is not made in compliance with the Plan and this Agreement shall be null and void and of no effect ab initio. 4. Vesting. The RSUs shall vest and become nonforfeitable with respect to 1/3 of the RSUs on December 31 of each of 2021, 2022, and 2023, subject to the Participant’s continued employment and service with GRECO, the Company or any of their Subsidiaries (or applicable successors thereto) through the applicable vesting date; provided that vesting may accelerate as specifically set forth in the Employment Agreement, or in the following situations: (a) Change in Control. Subject to Section 4(b), in the event that a Change in Control occurs, the RSUs shall vest in full as of immediately prior thereto, unless this Award is assumed, continued, converted or replaced with a substantially similar award by the Company or a successor entity or its parent or subsidiary. (b) Effect of Termination of Service. In the event that the Participant incurs a Qualifying Termination, the RSUs shall vest in full as of immediately prior to such Qualifying Termination. In the event of the Participant’s termination of employment and service with GRECO, the Company and their Subsidiaries for any reason (other than a Qualifying Termination), all RSUs that have not vested as of the date of such termination of employment or service (after taking into account any accelerated vesting that occurs in connection with such termination) shall automatically and without further action be cancelled and forfeited without payment of any consideration therefor, and the Participant shall have no further right to or interest in such RSUs. The benefits provided by this Section 4(b) are subject to the condition that the Participant (or , in the event of the Participant’s death or Disability, the Participant’s estate or personal representative, as the case may be) timely execute and not revoke a written release of claims against GRECO, the Company and their Subsidiaries in the form attached as Exhibit A to the Employment Agreement (a “Release”). Such signed Release must be delivered to the Company on or within sixty (60) days following the date of such Qualifying Termination. If the date for signing the Release spans two calendar years, then the Shares that are otherwise due upon vesting of the RSUs shall not be issued prior to the first day of the second such calendar year. 5. Settlement of Award. Subject to the release requirements set forth in Section 4(b) and Participant’s timely execution of any required documents as described in Section 7, as soon as administratively practicable following the date that an RSU vests, but in any event within seventy (70) days thereafter, the Company will issue to the Participant one Share for each vested RSU (on a one-to-one basis). In all cases, the issuance and delivery of Shares under this Agreement is intended to qualify as a short-term deferral as provided by Treasury Regulation Section 1.409A-1(b)(4) and shall be construed and administered in such a manner.

6. Adjustments for Corporate Transactions and Other Events. (a) Stock Dividend, Stock Split and Reverse Stock Split. Upon a stock dividend of, or stock split or reverse stock split affecting, the Shares, the Committee shall adjust the number of outstanding RSUs in an equitable manner to reflect such event, including in the case of a stock dividend taking into account any Distribution Equivalent Rights paid to the Participant. Adjustments under this paragraph will be made by the Committee, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. (b) Merger, Consolidation and Other Events. If the Company shall be the surviving or resulting corporation in any merger or consolidation in which the Shares are converted into other securities, the RSUs shall pertain to and apply to the securities to which a holder of the number of Shares subject to the RSUs would have been entitled. If the stockholders of the Company receive by reason of any distribution in total or partial liquidation or pursuant to any merger of the Company or acquisition of its assets, securities of another entity or other property (including cash), then the rights of the Company under this Agreement shall inure to the benefit of the Company’s successor, and this Agreement shall apply to the securities or other property (including cash) to which a holder of the number of Shares subject to the RSUs would have been entitled, in the same manner and to the same extent, including the same restrictions and vesting and payment schedule, as the RSUs. (c) Other Adjustments. Notwithstanding the foregoing, the RSUs shall be subject to adjustment as set forth in the Plan. 7. Company Documents. At the Company’s reasonable and customary request, the Participant must timely execute and deliver to the Company any shareholders’ agreements, investment representations or other documents that the Company, in its sole discretion, deems necessary or desirable to effectuate the issuance of the Shares. 8. Securities Law Compliance. None of the Company’s securities are presently publicly traded, and the Company has made no representations, covenants or agreements as to whether there will be a public market for any of its securities. The RSUs cannot be transferred by the Participant unless such transfer is registered under the Securities Act or an exemption from such registration is available. The Company has made no agreements, covenants or undertakings whatsoever to register the transfer of the RSUs under the Securities Act. The Company has made no representations, warranties, or covenants whatsoever as to whether any exemption from the Securities Act, including, without limitation, any exemption for limited sales in routine brokers’ transactions pursuant to Rule 144 of the Securities Act, shall be available. If an exemption under Rule 144 is available at all, it shall not be available until at least six months from issuance of the Award and then not unless the terms and conditions of Rule 144 have been satisfied. To the extent not inconsistent with applicable law, the Participant agrees not to effect any sale or distribution of the RSUs or any Shares received as a result thereof, or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 under the Securities Act, during the 14 days prior to, and for a period of up to 90 days beginning on the date of the pricing of any public or private debt or equity securities offering by the Company (except as part of such offering), if and to the extent requested in writing by the Company in the case of a non-underwritten public or private offering or if and to the extent requested in writing by the managing underwriter or underwriters (or initial purchaser or initial purchasers, as the case may be) and consented to by the Company, which consent may be given or withheld in the Company’s sole and absolute discretion, in the case of an underwritten public or private offering (such agreement to be in the form of a lock-up agreement provided by the Company, managing underwriter or underwriters, or initial purchaser or initial purchasers, as the case may be). Certificates evidencing the Shares issued in connection with the RSUs, to the extent such certificates are issued, may bear such restrictive legends as the Company and/or the Company’s counsel may deem necessary or advisable under applicable law or pursuant to this Agreement, including, without limitation, the following legends or any legends similar thereto: “Any transfer of the securities represented hereby shall be invalid unless a Registration Statement under the Securities Act of 1933, as amended (the “Securities Act”) is in effect as to such transfer or in the opinion of counsel for Griffin Capital Essential Asset REIT, Inc. (the “Company”) such registration is unnecessary in order for such transfer to comply with the Securities Act. The securities represented hereby are subject to transferability and other restrictions as set forth in (i) a written agreement with the Company and (ii) the Griffin Capital Essential Asset REIT II, Inc. Employee and Director Long Term Incentive Plan, in each case, as has been and as may in the future be amended (or amended and restated) from time to time, and such securities may not be sold or otherwise transferred except pursuant to the provisions of such documents.” The Participant acknowledges that the Plan and this Agreement are intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act, and any and all applicable laws. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Award is granted, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations. 9. Taxes. GRECO, the Company or any of their Subsidiaries may withhold from the Participant’s wages, or require the Participant to pay to such entity, any applicable withholding or employment taxes resulting from the vesting or settlement of the Award (including the RSUs and/or the Distribution Equivalent Rights); provided, however, that GRECO, the Company and their Subsidiaries, and the Affiliates, have not made warranties or representations to the Participant with respect to the income tax consequences of the transactions contemplated by this Agreement, and the Participant is in no manner relying on GRECO, the Company or any of their Subsidiaries, or any Affiliate, or the representatives of each, for an assessment of such tax consequences. Notwithstanding the foregoing, and with the prior approval of the Committee, the Participant may, upon vesting or settlement of the RSUs, elect to have the Company withhold Shares equal in value to the maximum statutory rate for federal, state, and local income and employment taxes applicable in Participant’s jurisdiction to satisfy any withholding tax obligations resulting from the vesting and settlement of the RSUs. To the extent that the Shares withheld are not sufficient to cover all taxes due, the Participant shall be responsible for any remaining amount of taxes that may be due. To the extent that any Federal Insurance Contributions Act tax withholding obligations arise in connection with the Award, the Company shall accelerate the payment of a portion of the Award sufficient to satisfy (but not in excess of) such tax withholding obligations and any tax withholding obligations associated with any such accelerated payment, and the Company shall withhold such amounts in satisfaction of such withholding obligations. The Participant is advised to consult with his or her own tax advisor with respect to such tax consequences and his or her receipt and settlement of the RSUs. 10. Remedies. The Participant shall be liable to GRECO, the Company and their Subsidiaries for all costs and damages, including incidental and consequential damages, resulting from a disposition of the

Award or the RSUs which is in violation of the provisions of this Agreement. Without limiting the generality of the foregoing, the Participant agrees that the Company shall be entitled to obtain specific performance of the obligations of the Participant under this Agreement and immediate injunctive relief in the event any action or proceeding is brought in equity to enforce the same. The Participant shall not urge as a defense that there is an adequate remedy at law. 11. Code Section 409A. (a) General. To the extent applicable, this Agreement shall be interpreted so that this Award is exempt from (or, to the extent that exemption is not possible, to comply with) Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder (“Section 409A”). Notwithstanding any provision of this Agreement to the contrary, in the event that following the Grant Date the Company determines that the Award must be revised to maintain exemption from or to comply with Section 409A, the Company may adopt such amendments to this Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Company determines are necessary or appropriate to (a) exempt the Award from Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A; provided, however, that this Section 11 shall not create any obligation on the part of GRECO, the Company or any of their Subsidiaries to adopt any such amendment, policy or procedure or take any such other action, and none of GRECO, the Company or any of their Subsidiaries shall have any obligation to indemnify any Person for any taxes imposed under or by operation of Section 409A (except to the extent such taxes are imposed due to an operational failure). (b) Notwithstanding anything to the contrary in this Agreement, no amounts shall be paid to the Participant under this Agreement during the six (6)-month period following the Participant’s “separation from service” to the extent that the Committee determines that the Participant is a “specif ied employee” (each within the meaning of Code Section 409A) at the time of such separation from service and that paying such amounts at the time or times indicated in this Agreement would be a prohibited distr ibution under Code Section 409A(a)(2)(b)(i). If the payment of any such amounts is delayed as a result of the previous sentence, then on the first business day following the end of such six (6)-month period (or such earlier date upon which such amount can be paid under Code Section 409A without being subject to such additional taxes), the Company shall pay to the Participant in a lump-sum all amounts that would have otherwise been payable to the Participant during such six (6)-month period under this Agreement. Such specified employee delay does not apply to payments made on account of payment of employment taxes or income inclusion, as described in Treasury Regulation Section 1.409A-3(j)(4)(vi) and (vii). (c) Distribution Equivalent Rights. Any Distribution Equivalent Rights granted in connection with the RSUs issued hereunder, and any amounts that may become distributable in respect thereof, shall be treated separately from such RSUs and the rights arising in connection therewith for purposes of the designation of time and form of payments required by Section 409A. 12. Miscellaneous. (a) Incorporation of the Plan. This Agreement is subject to the terms and conditions of the Plan, which are incorporated herein by reference. In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan shall control. (b) Not a Contract of Service Relationship. Nothing in this Agreement or in the Plan shall confer upon the Participant any right to continue to serve as an employee or other service provider of GRECO, the Company or any of their Subsidiaries or shall interfere with or restrict in any way the rights of

GRECO, the Company or any of their Subsidiaries, which rights are hereby expressly reserved, to discharge or terminate the services of the Participant at any time for any reason whatsoever, with or without Cause, except to the extent expressly provided otherwise in a written agreement between GRECO, the Company or any Subsidiary and the Participant. (c) No Benefit Accruals. This Award is designated as a bonus that is in addition to the regular cash wages of the Participant. No amount of stock or income received by the Participant pursuant to this Award will be considered compensation for purposes of any severance or any pension, retirement, insurance or other employee benefit plan or program of GRECO, the Company or any of their Subsidiaries in calculating any employment-related benefits to which the Participant may be entitled from the Participant’s employment or service with GRECO. Participation in the Plan is discretionary and voluntary, and the Plan can be terminated at any time. This Award does not create a right or entitlement to future awards, whether pursuant to the Plan or otherwise. (d) Governing Law. The laws of the State of California shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws. (e) Amendment, Suspension and Termination. To the extent permitted by the Plan, this Agreement may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Committee or the Board; provided, however, that, except as may otherwise be provided by the Plan, no amendment, modification, suspension or termination of this Agreement shall adversely affect the Award in any material way without the prior written consent of the Participant. For purposes of this paragraph, “material” means a change that the Committee or Board determines, in good faith, could reasonably be expected to result in a reduction in the dollar value of the RSUs or could reasonably be expected to result in a curtailment of the Participant’s rights to receive the Shares or Distribution Equivalent Rights hereunder. For clarity, changes to features that the Committee or Board determines in good faith are an insignificant or unimportant feature of the Award, involve an administrative process, or are too remote to be reasonably expected to occur, shall not be considered “material.” (f) Notices. Any notice to be given under the terms of this Agreement shall be addressed to the Company in care of the Secretary of the Company at the Company’s principal office, and any notice to be given to the Participant shall be addressed to the Participant at the Participant’s last address reflected on GRECO’s records. Any notice shall be deemed duly given when sent via email or when sent by reputable overnight courier or by certified mail (return receipt requested) through the United States Postal Service. (g) Successors and Assigns. GRECO, the Company or any Subsidiary may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of GRECO, the Company and their Subsidiaries. Subject to the restrictions on transfer set forth in Section 3 hereof, this Agreement shall be binding upon the Participant and his or her heirs, executors, committees, successors and assigns. (h) Entire Agreement. The Plan and this Agreement (including all exhibits thereto, if any) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of GRECO, the Company and their Subsidiaries and the Participant with respect to the subject matter hereof. (i) Clawback. This Award shall be subject to any clawback or recoupment policy required by law.

(j) Spousal Consent. As a condition to GRECO’s, the Company’s and any Affiliate’s obligations under this Agreement, the spouse of the Participant, if any, shall execute and deliver to the Company the Consent of Spouse attached hereto as Exhibit A. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written. GRIFFIN CAPITAL ESSENTIAL ASSET REIT, INC., a Maryland corporation By: __________________________________ Name: Michael J. Escalante Title: Chief Executive Officer The Participant hereby accepts and agrees to be bound by all of the terms and conditions of this Agreement. _____________________________________ Participant Print Name: _______________

Exhibit A CONSENT OF SPOUSE I, ____________________, spouse of ____________________, have read and approve the foregoing Time-Based Restricted Stock Unit Agreement (the “Agreement”), and the Plan (as defined in the Agreement). In consideration of the granting to my spouse of the RSUs of Griffin Capital Essential Asset REIT, Inc. (the “Company”) as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights and taking of all actions under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any Shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement or otherwise. I understand that this Consent of Spouse may not be altered, amended, modified or revoked other than by a writing signed by me, and the Company. Grant Date: January 22, 2021 By: ________________________________ Print name: _________________________ Dated: ___________________ If applicable, you must print, complete and return this Consent of Spouse to Griffin Capital Essential Asset REIT, Inc. Please only print and return this page.